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                            ONE GROUP(R) MUTUAL FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                         Supplement dated June 23, 2000
          to Statement of Additional Information dated November 1, 1999

TECHNOLOGY FUND INVESTMENT RESTRICTIONS

This supplement clarifies an investment policy of the Technology Fund. The first restriction under the section entitled INVESTMENT RESTRICTIONS in the Statement of Additional Information is restated as follows:

         1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% (25% with respect to the Technology Fund) of the total assets of the Fund would be invested in the securities of such issuer or the Fund (with the exception of the Technology Fund) would own more than 10% of the outstanding voting securities of such issuer. This restriction applies to 75% (50% with respect to the Technology
                  Fund) of the Fund's assets. For purposes of this limitation, a security is considered to be issued by the government entity whose assets and revenues guarantee or back the security. With respect to private activity bonds or industrial development bonds backed only by the assets and revenues of a nongovernmental user, such user would be considered the issuer.

ADDITIONAL PERFORMANCE INFORMATION

This supplement further clarifies the performance information applicable to certain share classes started after the date of the Fund Prospectuses and Statement of Additional Information:

                                     CLASS S SHARES

         Performance for Class S Shares of the Institutional Prime Money Market Fund, Government Money Market Fund, and Treasury Only Money Market Fund prior to the commencement of operations of Class S Shares on April 10, 2000 reflects performance for Class I Shares of such Funds adjusted to reflect the difference in expenses.

                                                             INCEPTION                   7-DAY YIELD
         7-DAY YIELD                                           DATE                        3/31/00
         -----------                                           ----                        -------
         Institutional Prime Money Market Fund                4/10/00                       5.72%
         Government Money Market Fund                         4/10/00                       5.62%
         Treasury Only Money                                  4/10/00                       5.42%


                                     CLASS C SHARES

         Performance for Class C Shares of the Prime Money Market Fund, the Income Bond Fund, and the Balanced Fund prior to the commencement of operations of Class C Shares on May 31, 2000, reflects the performance of Class B Shares of such Funds.

                                                             INCEPTION                  7-DAY YIELD
         7-DAY YIELD                                            DATE                       3/31/00
         -----------                                            ----                       -------
         Prime Money Market Fund                              5/31/00                       4.63%

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         AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/00

                                                                                                        30-DAY
                                      INCEPTION                                              LIFE OF      SEC
                                         DATE          1 YEAR    3 YEAR   5 YEAR    10 YEAR    FUND      YIELD
                                         ----          ------    ------   ------    -------    ----      -----
         Balanced Fund............      5/31/00          8.12%    16.24%   15.43%              11.86%     1.58%
         With Sales Charge........      5/31/00          7.12%    16.24%   15.43%              11.86%     1.58%
         Income Bond Fund.........      5/31/00          0.65%     5.01%    5.41%               4.83%     5.76%
         With Sales Charge........      5/31/00         (0.35%)    5.01%    5.41%               4.83%     5.76%

CASH COMPENSATION TO SHAREHOLDER SERVICING AGENTS

The supplement restates the section entitled Cash Compensation to Shareholder Servicing Agents in the Statement of Additional Information as follows:

         The One Group Services Company and Banc One Investment Advisors Corporation compensate Shareholder Servicing Agents who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by The One Group Services Company and Banc One Investment Advisors Corporation from their own resources. The One Group Services Company may, on occasion, pay select Shareholder Servicing Agents the entire front-end sales charge applicable to Fund shares sold by such Shareholder Servicing Agents.

         Occasionally, The One Group Services Company and Banc One Investment Advisors Corporation, at their own expense, will provide cash incentives to select Shareholder Servicing Agents. These cash payments may take of the form of, but are not limited to, finders' fees and an additional commission on the sale of Fund shares subject to a contingent deferred sales charge.


                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
        WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE